As filed with the Securities and Exchange Commission on August 7, 2003



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 5, 2003



                            W. R. BERKLEY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                 0-7849                  22-1867895
            --------                 ------                  ----------
        (State or other         (Commission File            (IRS Employer
        jurisdiction of              Number)              Identification No.)
        incorporation)



                    475 Steamboat Road, Greenwich, CT           06830
                    ---------------------------------           -----
                (Address of principal executive offices)     (Zip Code)



       Registrant's telephone number, including area code: (203) 629-3000
                                                           --------------



                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5. Other Events

     Reference is made to the press release of W. R. Berkley Corporation (the "Company") relating to the announcement of a 3-for-2 common stock split to be paid in the form of a stock dividend on August 27, 2003 to holders of record on August 18, 2003, as well as the payment of a regular quarterly cash dividend in the amount of $.07 per share on October 1, 2003 to holders of record on September 19, 2003. The press release was issued on August 5, 2003. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

     (a) Financial statements of businesses acquired:

            None.

     (b) Pro forma financial information:

            None.

     (c) Exhibits:

            99.1  Press Release dated August 5, 2003

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          W. R. BERKLEY CORPORATION


                                          By  /s/ Eugene G. Ballard
                                              -------------------------------
                                              Name:   Eugene G. Ballard
                                              Title:  Senior Vice President,
                                                      Chief Financial Officer
                                                      and Treasurer

Date:  August 6, 2003

                                  EXHIBIT INDEX

Exhibit:
--------

99.1              Press Release dated August 5, 2003